-------------------------------------------------------------

               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549
                           _________

                           FORM 8-K

                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


              Date of Report:  February 6, 2001
              (Date of earliest event reported)


                 D E E R E   &   C O M P A N Y
     (Exact name of registrant as specified in charter)

                           DELAWARE
       (State or other jurisdiction of incorporation)

                           1-4121
                   (Commission File Number)

                         36-2382580
               (IRS Employer Identification No.)

                    One John Deere Place
                   Moline, Illinois  61265
    (Address of principal executive offices and zip code)

                        (309)765-8000
    (Registrant's telephone number, including area code)

          _______________________________________
(Former name or former address, if changed since last report.)

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

Item 9.  FD Regulation.

         DEERE TO BROADCAST EARNINGS CONFERENCE CALL ON
         WEBSITE

         Deere & Company said today it will broadcast the company's first-quarter earnings conference call over the Internet on Tuesday, February 13, beginning at 9:00 a.m. CST. Marie Ziegler, director of investor relations, will host the call and discuss the quarter's financial and operating performance with analysts and other members of the financial community.

         The conference call can be accessed at
www.deere.com/confcall using RealPlayer or Windows Media
Player. An archived version will be available on the Deere website for a period of time afterward.

         John Deere is the world's foremost producer of agricultural equipment as well as a leading manufacturer of construction, forestry, and commercial and consumer equipment.
The company, in addition, provides credit, special technology, and managed health-care products and services.



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
                           SIGNATURE


    Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                               DEERE & COMPANY



                               By: /s/ MICHAEL A. HARRING
                                   -------------------------
                                   Michael A. Harring,
                                   Secretary


Dated:  February 6, 2001


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